UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2024

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way,	Loudon,	Tennessee	37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)				(I.R.S. Employer Identification No.)

(865)	458-5478
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	MBUU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 22, 2024, Malibu Boats, Inc. (the “Company”) and Mr. Ritchie L. Anderson agreed that Mr. Anderson will retire and cease to serve as President, effective February 7, 2025 (the “Transition Effective Time”), and accordingly the Company and Mr. Anderson entered into a Transition and Release Agreement (the “Transition Agreement”). Upon Mr. Anderson's retirement, Steve Menneto, the Company's Chief Executive Officer, will assume the role of President of the Company.
Pursuant to the Transition Agreement, Mr. Anderson will receive the following benefits after his transition and retirement from the Company: (i) continued payment of his base salary for one year following the Transition Effective Time; (ii) reimbursement for premiums charged to continue medical coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act at the same or reasonably equivalent medical coverage in effect immediately before the Transition Effective Time, to the extent Mr. Anderson elects such continued coverage, up to twelve months following the Transition Effective Time; and (iii) ownership of the Company-owned boat used by Mr. Anderson immediately prior to the Transition Effective Time will transfer to him as of the Transition Effective Time.
The Transition Agreement also includes certain restrictive covenants, including a confidentiality clause, a post-termination non-competition clause and a post-termination non-solicitation clause.
A copy of the Transition Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.
Item 7.01 Regulation FD Disclosure.
On November 29, 2024, the Company issued a press release announcing Mr. Anderson's transition and retirement from the Company.
A copy of the press release is furnished as Exhibit 99.1 hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit is being furnished as part of this report:

Exhibit No.	Description

Exhibit 10.1	Transition and Release Agreement dated November 22, 2024, between Malibu Boats, Inc. and Ritchie L. Anderson
Exhibit 99.1	Press Release dated November 29, 2024
Exhibit 104	The Cover Page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALIBU BOATS, INC.

	By:	/s/ Bruce Beckman
Date: November 29, 2024		Bruce Beckman
Chief Financial Officer